OREGON BAKING COMPANY, DBA MARSEE BAKING
                    ----------------------------------------

                         NOTICE OF GRANT OF STOCK OPTION
                      (1998 Nonqualified Stock Option Plan)

                  Notice is hereby given of the following option grant (the "Option") made to purchase shares of Oregon Baking Company, dba Marsee Baking (the "Company") common stock (the "Common Stock"):

                  OPTIONEE:  ___________________________________________

                  GRANT DATE: __________________________________________

                  VESTING COMMENCEMENT DATE:  __________________________

                  TYPE OF STOCK:  Common Stock

                  OPTION PRICE: ______ per share

                  NUMBER OF OPTION SHARES:  ____________________________

                  EXPIRATION DATE: 10 years from Grant Date  (subject to earlier termination pursuant to the terms of the Stock Option Agreement attached hereto as Exhibit A.)

                  TYPE OF OPTION:  Nonstatutory

                  EXERCISE SCHEDULE:  The Option is immediately  exercisable for all of the Option Shares.

                  REPURCHASE RIGHT:

(a) The Company shall have a repurchase right (the "Repurchase Right"), on the terms and conditions set forth in the Stock Purchase Agreement attached hereto as Exhibit B, to repurchase at the price paid per share by such Service Provider all or any portion of the Unvested Shares.

(b) Provided Optionee continues in service to the Company as a full-time employee, the Company's Repurchase Right shall lapse with respect to, and Optionee shall acquire a vested interest in, the Option Shares with respect to (i) none of the Option Shares during the six (6) month period following the Vesting Commencement Date; (ii) twelve and one-half percent (12.5%) of the Option Shares on the six month anniversary of the Vesting Commencement Date; and
                      (iii) the remainder in equal monthly installments for 42 months thereafter, until fully vested in four (4) years.

                  Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Company's 1998 Nonqualified Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that the terms and conditions applicable to any Option Shares purchased thereunder are as set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

                  Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

                                                                 Notice of Grant

                  RIGHTS OF FIRST REFUSAL. IN ADDITION TO THE COMPANY'S REPURCHASE RIGHT SET FORTH ABOVE, THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN
RIGHTS OF FIRST REFUSAL UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE COMPANY'S SHARES. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE STOCK PURCHASE AGREEMENT ATTACHED HERETO AS EXHIBIT B.

                  No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.



___________________________
         Date


                                        OREGON BAKING COMPANY, DBA MARSEE BAKING




                                        By:_____________________________________

                                        Its:____________________________________




                                        ________________________________________
                                        Optionee

                                Address:________________________________________
                                        ________________________________________


                                                                 Notice of Grant

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                    OREGON BAKING COMPANY, DBA MARSEE BAKING
                    ----------------------------------------

                             STOCK OPTION AGREEMENT
                      (1998 Nonqualified Stock Option Plan)

                                   WITNESSETH:
                                   -----------

                                    RECITALS

         A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected key employees (including officers and directors), non-employee members of the Board and consultants and other independent contractors who contribute to the financial success of the Company.

         B. Optionee is an individual who is to render valuable services to the Company, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

         C. Capitalized terms used in this Agreement shall, unless the context clearly indicates otherwise, have the meaning assigned to such terms in Paragraph 19 of this Agreement.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee, as of the Grant Date, a stock option to purchase up to that number of Option Shares as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the Option Price per share specified in the Grant Notice.

         2.       OPTION TERM.

                  (a) This Option shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated in accordance with Paragraphs 2(b) or 5 hereof; provided, in no event shall this option have a maximum term in excess of ten (10) years measured from the Grant Date.

                  (b) Should Optionee cease to remain in Service while this Option is outstanding, then the period for exercising this Option shall be reduced to a three- (3) month period commencing with the date of such cessation of Service, but in no event shall this Option be exercisable at any time after the Expiration Date.

                  (c) Should Optionee die while this Option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be exercisable, upon the earlier of (i) the expiration of the twelve (12) month period measured from the date of Optionee's death or (ii) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

                  (d) During the limited period of exercisability applicable under subparagraphs (b) or (c) above, this Option may be exercised for any or all of the Option shares in which the Optionee, at the time of cessation of Service, is vested in accordance with the exercise/vesting provisions specified in the Grant Notice or the special acceleration provisions of Paragraph 5(b) of this Agreement.

         3. OPTION NONTRANSFERABLE; EXCEPTION. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following the Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

         4. DATES OF EXERCISE. This option may not be exercised in whole or in part at any time prior to the time the Plan is approved by the Board.

                                                          STOCK OPTION AGREEMENT

Provided such approval is obtained, this option shall thereupon become exercisable for the Option Shares in one or more installments as is specified in the Grant Notice. As the option becomes exercisable in one or more installments, the installments shall accumulate and the option shall remain exercisable for such installments until the Expiration Date or the sooner termination of the option term under Paragraph 5 of this Agreement.

         5.       CORPORATE TRANSACTION.

                  (a) This option shall terminate upon the consummation of any Corporate Transaction, unless expressly assumed by the successor Company or parent thereof.

                  (b) In connection with any such Corporate Transaction, the Plan Administrator may, at its sole discretion, (i) accelerate this option so that this option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to all of the Option Shares and may be exercised for all or any portion of such shares, (ii) arrange for this option to either to be assumed by the successor Company or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor Company or parent thereof, (iii) arrange for this option to be replaced by a comparable cash incentive program of the successor Company based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the option exceeds the Option Price payable for such shares) or (iv) take none of the actions described in clauses (i), (ii) or (iii) above and allow this option to terminate as provided in Paragraph 5(a) above. The determination of comparability under clauses (ii) and (iii) above shall be made by the Plan Administrator, and its determination shall be final and conclusive.

                  (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6.       ADJUSTMENT IN OPTION SHARES.

                  (a)  In  the  event  any  change  is  made  to  the  Company's outstanding  Common  Stock  by  reason  of  any  stock  split,  stock  dividend, combination of shares, exchange or conversion of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

                  (b) If this option is to be assumed or is otherwise to remain outstanding after the Corporate Transaction, then this option shall be appropriately adjusted to apply and pertain to the number and class of securities that would have been issuable to the Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

         7. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

         8.       MANNER OF EXERCISING OPTION.

                  (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                           (1) Execute and deliver to the Secretary of the Company the Purchase Agreement;

                           (2) Pay the aggregate Option Price for the purchased shares either by full payment in cash or check, or any other form

                                                          STOCK OPTION AGREEMENT
         approved by the Plan Administrator at the time of exercise in accordance with the provisions of Paragraph 14.

                           (3) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                  (b) Should the Company's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time the option is exercised, then the Option Price may also be paid as follows:

                           (1) in shares of the Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                           (2) through a special sale and  remittance  procedure
         pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds, an amount sufficient to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) concurrently provides written directives to the Company to deliver the certificates for the purchased shares directly to such broker-dealer in order to effect the sale transaction.

                  (c) Except to the extent the special sale and remittance procedure is utilized to exercise this option, payment of the Option Price must accompany the delivery of the Purchase Agreement. As soon after such payment as practical, the Company shall mail or deliver to Optionee (or to the other person or persons exercising this option) a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

                  (d) In no event may this option be exercised for any fractional shares.

         9. RIGHTS OF FIRST REFUSAL. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL OF THE COMPANY AND ITS ASSIGNS, IN CONNECTION WITH ANY PROPOSED TRANSFER OF ANY SUCH SHARES, IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE 1998 NONQUALIFIED STOCK OPTION PLAN AND THE PURCHASE AGREEMENT.

         10.      COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

                  (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws.

         11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 5, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

                                                          STOCK OPTION AGREEMENT

         12.      LIABILITY OF COMPANY.

                  (a) If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock that may be issued under the Plan, such grant of options by the Board to purchase shares which are in excess of the number of shares then available for issuance under the Plan shall be deemed to constitute a Board-approved amendment of the Plan increasing the number of shares available for issuance under the Plan by the number of excess shares granted.

                  (b) The inability of the Company to obtain approval from any regulatory body having authority the Company deems necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

         13. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         14. LOANS. The Plan Administrator may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this option by (i) authorizing the extension of a loan to the Optionee from the Company or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

         15. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

         16.      GOVERNING  LAW.   The    interpretation,    performance,   and
enforcement of this Agreement shall be governed by the laws of the State of Oregon.

         17.      BOARD APPROVAL.   The  grant  of  this  option  is  subject to
approval of the Plan by the Board.

         18. WITHHOLDING. Optionee hereby agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, State or local income tax withholding requirements and Federal social security employee tax requirements applicable to the exercise of this option.

         19.      DEFINITIONS.   The following definitions  shall apply  to  the
respective capitalized terms used herein:

                  BOARD means the Board of Directors of Oregon Baking Company, dba Marsee Baking.

                  CODE means the Internal Revenue Code of 1986, as amended.

                  COMMON STOCK means the Common Stock of Oregon Baking Company, dba Marsee Baking.

                  COMPANY means Oregon Baking Company, dba Marsee Baking, an Oregon Company, and any of its successors.

                                                          STOCK OPTION AGREEMENT

                  CORPORATE TRANSACTION means one or more of the following transactions:

                  (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation,

                  (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                  (c) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

                  EXERCISE DATE shall be date on which the executed Purchase Agreement for one or more Option Shares is delivered to the Company in accordance with Paragraph 8 of this Agreement.

                  FAIR MARKET Value of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (a) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                  (b) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (c) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator otherwise determines that the valuation provisions of subparagraphs (a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

                  GRANT DATE means the date specified in the Grant Notice as the date on which the option was granted to the Optionee under the Plan.

                  GRANT NOTICE means the Notice of Grant of Stock Option which accompanies this Agreement.

                  NON-STATUTORY STOCK OPTION means an option not intended to meet the statutory requirements prescribed under Section 422 of the Code for an incentive stock option.

                  OPTION SHARES means the total number of shares of Common Stock indicated in the Grant Notice as purchasable under this option.

                  OPTIONEE means the individual identified in the Grant Notice as the person to whom this option has been granted under the Plan.

                                                          STOCK OPTION AGREEMENT

                  OPTION PRICE means the exercise price per share to be paid by the Optionee for the exercise of this option. The Option Price is indicated in the Grant Notice.

                  PARENT Company means any Company (other than the Company) in an unbroken chain of Companies ending with the Company, provided each such Company in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

                  PLAN means the 1998 Nonqualified Stock Option Plan of the Company, in the form of Exhibit C to the Grant Notice.

                  PLAN ADMINISTRATOR means either the Board or a committee of two or more Board members, to the extent such committee may at the time be responsible for plan administration.

                  PURCHASE AGREEMENT means the stock purchase agreement, in substantially the form of Exhibit B to the Grant Notice, which is to be executed in connection with the exercise of this option for one or more Option Shares.

                  SERVICE means the performance of services for the Company or any Parent or Subsidiary Company by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor. Accordingly, the Optionee shall be deemed to remain in Service for so long as such individual renders services to the Company or any Parent or Subsidiary Company on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

                  SUBSIDIARY Company means each Company (other than the Company) in an unbroken chain of Companies beginning with the Company, provided each such Company (other than the last Company) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

                                                          STOCK OPTION AGREEMENT

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                    OREGON BAKING COMPANY, DBA MARSEE BAKING.

                            STOCK PURCHASE AGREEMENT
                            ------------------------


                  AGREEMENT made as of this _____ day of _______________, 19___, between Oregon Baking Company, dba Marsee Baking, an Oregon corporation (the "Company"), and ______________________, the holder of a stock option
("Optionee")  under the  Company's  1998  Nonqualified  Stock  Option  Plan (the
"Plan").

                  All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix, unless otherwise indicated.

         A.       EXERCISE OF OPTION
                  ------------------

                  1. EXERCISE. Optionee hereby purchases shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on _________________, 199__ (the "Grant Date") to purchase up to _______________ shares of Common Stock under the Plan at the exercise price of $_______________ per share (the "Exercise Price").

                  2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporate Secretary, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

         B.       SECURITIES LAW COMPLIANCE
                  -------------------------

                  1. EXEMPTION FROM REGISTRATION. The Purchased Shares have not been registered under the 1933 Act and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the SEC for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby acknowledges receipt of a copy of the Plan in the form of Exhibit C to the Grant Notice.

                  2. RESTRICTED SECURITIES.

                           (a)      Optionee  hereby confirms that  Optionee has
been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the SEC issued under the 1933 Act is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

                           (b)      Upon the  expiration  of the ninety (90) day
period immediately following the date on which the Company first becomes subject to the reporting requirements of the Exchange Act, the Purchased Shares may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Optionee is at the time of such sale an affiliate of the Company for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the SEC); however, the one (1) year holding period requirement of Rule 144 will not be applicable. If Optionee is not at the time of the sale an affiliate of the Company nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Purchased Shares held for less than two (2) years following payment in cash of the Exercise Price therefor) will be applicable to the sale.

                           (c)      Should the Company not become subject to the
reporting requirements of the Exchange Act, then Optionee may, provided he/she is not at the time an affiliate of the Company (nor was such an affiliate during the preceding three (3) months), sell the Purchased Shares (without

                                                        Stock Purchase Agreement
registration) pursuant to paragraph (k) of Rule 144 after the Purchased Shares have been held for a period of two (2) years following the payment of the Exercise Price for such shares.

                  3. DISPOSITION OF SHARES. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph C.1) unless and until there is compliance with all of the following requirements:

                           (i) Optionee  shall have  provided the Company with a
         written   summary  of  the  terms  and   conditions   of  the  proposed
         disposition.

                           (ii)   Optionee   shall   have   complied   with  all
         requirements of this Agreement applicable to the disposition of the Purchased Shares.

                           (iii) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

                           (iv) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares.

                  The Company shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

                  4. RESTRICTIVE LEGENDS. In order to reflect the restrictions imposed by this Agreement upon the disposition of the Purchased Shares, the stock certificates for the Purchased Shares shall be endorsed with restrictive legends, including one or more of the following legends:

                           (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

                           (ii) "The shares represented by this certificate are subject to the terms of the certain Stock Purchase Agreement between the Company and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain rights of first refusal to the Company (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Company's shares. A copy of such agreement is maintained at the Company's principal corporate offices."

         C.       TRANSFER RESTRICTIONS
                  ---------------------

                  1. RESTRICTION ON TRANSFER. Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares in contravention of the First Refusal Right under Article D or the market stand-off provisions of paragraph C.3. Such restrictions on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Company's prior written consent to such transfer,
(ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession or (iii) a transfer to the Company in pledge as security for any purchase money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

                                                        Stock Purchase Agreement

                  2. TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph C.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph C.3, to the same extent such shares would be so subject if retained by Optionee.

                  3.  MARKET STAND-OFF.

                           (a) In   connection  with  any  underwritten   public
offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Purchased Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed twenty-four (24) months.

                           (b) In the event of any stock split,  stock dividend,
recapitalization, combination of shares, exchange or conversion of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph C.3, to the same extent the Purchased Shares are at such time covered by such provisions.

                           (c) In  order  to  enforce  the  limitations  of this
paragraph C.3, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

         D.       RIGHT OF FIRST REFUSAL
                  ----------------------

                  1. GRANT. The Company is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares. For purposes of this Article D, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any of the permitted transfers under paragraph C.l.

                  2. NOTICE OF INTENDED DISPOSITION. In the event any Owner of the Purchased Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly (i) deliver to the Corporate Secretary written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

                  3. EXERCISE OF RIGHT. The Company (or its assignees) shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms and conditions as those specified therein or upon such other terms and conditions (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares, then the Company (or its assignees) shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer.

                  Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company

                                                        Stock Purchase Agreement

(or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Company (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Company. The closing shall then be held on the later of (i) the fifth business day following delivery of the Exercise Notice or (ii) the fifth business day after such cash valuation shall have been made.

                  4. NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to Owner within thirty (30) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article B. The third-party offeror shall acquire the Target Shares free and clear of the First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of paragraph B.2, and (ii) the market stand-off provisions of paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30) day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph D.6.

                  5. PARTIAL EXERCISE OF RIGHT. In the event the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within five (5) days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                           (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph D.4, as if the Company did not exercise the First Refusal Right hereunder; or

                           (ii) sale to the Company (or its assignees) of the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph D.3.

                  Failure of Owner to deliver timely notification to the Company under this paragraph D.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

                  6. LAPSE. The First Refusal Right under this Article D shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred
(500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act. However, the market stand-off provisions of paragraph C.3 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

         E.       GENERAL PROVISIONS
                  ------------------

                  1.       ASSIGNMENT.   The  Company   may   assign  its  First
Refusal Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Company.

                  2. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary) or

                                                        Stock Purchase Agreement

Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                  3. NOTICES. Any notice required in connection with (i) the First Refusal Right, or (ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph E.3 to all other parties to this Agreement.

                  4. NO WAIVER. The failure of the Company (or its assignees) in any instance to exercise the First Refusal Right shall not constitute a waiver of any other rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee or Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  5. CANCELLATION OF SHARES. If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

         F.       MISCELLANEOUS PROVISIONS
                  ------------------------

                  1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

                  2. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

                  3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oregon without resort to that State's conflict-of-laws rules. The parties hereto hereby irrevocably submit to the jurisdiction of any state or federal court sitting in Multnomah County, Oregon, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

                  4.   COUNTERPARTS.   This   Agreement   may  be   executed  in
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee and Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

                  6. POWER OF ATTORNEY. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to

                                                        Stock Purchase Agreement
carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.



              [The remainder of this page intentionally left blank]

                                                        Stock Purchase Agreement

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                        OREGON BAKING COMPANY,
                                        DBA MARSEE BAKING


                                        By:_____________________________________

                                        Title:__________________________________

                                        Address:________________________________


                                        OPTIONEE


                                        ________________________________________

                                        Address:________________________________


         The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Company's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (specifically) the right of the Company (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares.





                                        ________________________________________
                                        OPTIONEE'S SPOUSE


                                        Address:________________________________


                                                        Stock Purchase Agreement

                                    APPENDIX
                                    --------

DEFINITIONS
-----------

         BOARD shall mean the Company's Board of Directors.

         CODE shall mean the Internal Revenue Code of 1986, as amended.

         COMMON STOCk shall mean the Company's Common Stock.

         CORPORATE   TRANSACTION  shall  mean  one  or  more  of  the  following shareholder-approved transactions:

                 (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

                 (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

                 (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

         COMPANY shall mean Oregon Baking Company, dba Marsee Baking, an Oregon corporation, and any of its successors.

         EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

         FAIR MARKET VALUE of a share of Common Stock on any relevant date, prior to the initial public offering of Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

         GRANT NOTICE shall mean the notice of grant of stock option pursuant to which Optionee has been informed of the basic terms of the Option.

         1933 ACT shall mean the Securities Act of 1933, as amended.

         NON-STATUTORY OPTION shall mean an option not intended to meet the requirements of Code Section 422.

         OPTION AGREEMENT shall mean the agreement between the Company and Optionee evidencing the Option.

         OWNER shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from Optionee in accordance with paragraph C.l.

         PARENT shall mean any Company (other than the Company) in an unbroken chain of Companies ending with the Company, provided each Company in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

         SEC shall mean the Securities and Exchange Commission.

         SERVICE shall mean the provision of services to the Company or any Parent or Subsidiary by an individual in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant or independent contractor.

         SUBSIDIARY shall mean each Company (other than the Company) in an unbroken chain of Companies beginning with the Company, provided each such Company (other than the last Company) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

                                    EXHIBIT C

                       1998 NONQUALIFIED STOCK OPTION PLAN

                               [See Exhibit 10.5]